Deal Summary Report	CSFB05-9G4BBG

Assumptions	Collateral
Settlement	30-Sep-05	Prepay	100 PPC	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Oct-05	Default	0 CDR	$106,382,979.00	6.63	357	3	3.85
Recovery	0	months
Severity	0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name	Window	Life	bp	%	Int(M)	(MM)	Date
3A1	100,000,000.00	6	10/05 - 06/35	3.44	0	0	Interp	483.33	0	1-Sep-05	FIX
4B1	6,382,979.00	6	10/10 - 06/35	10.22	0	0	Interp	30.85	0	1-Sep-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 6MO 2YR 3YR 5YR 10YR 30YR
Yld 3.786 3.980 4.004 4.039 4.178 4.399 4.053 4.360 4.407 4.476 4.622 4.853

CSFB05-9G4BBG - Dec - 3A1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	90	79	68	58
25-Sep-07	100	78	59	41	27
25-Sep-08	100	68	43	24	11
25-Sep-09	100	59	31	13	3
25-Sep-10	100	51	22	6	0
25-Sep-11	100	44	16	2	0
25-Sep-12	100	39	11	*	0
25-Sep-13	100	34	8	0	0
25-Sep-14	100	30	6	0	0
25-Sep-15	100	26	4	0	0
25-Sep-16	99	23	3	0	0
25-Sep-17	97	20	3	0	0
25-Sep-18	96	17	2	0	0
25-Sep-19	95	15	1	0	0
25-Sep-20	93	13	1	0	0
25-Sep-21	92	11	1	0	0
25-Sep-22	90	10	1	0	0
25-Sep-23	88	8	*	0	0
25-Sep-24	87	7	*	0	0
25-Sep-25	85	6	*	0	0
25-Sep-26	82	5	*	0	0
25-Sep-27	80	5	*	0	0
25-Sep-28	78	4	*	0	0
25-Sep-29	75	3	*	0	0
25-Sep-30	72	3	*	0	0
25-Sep-31	69	2	*	0	0
25-Sep-32	66	2	*	0	0
25-Sep-33	63	2	*	0	0
25-Sep-34	59	1	*	0	0
25-Sep-35	0	0	0	0	0

WAL	26.3	7.27	3.44	2.08	1.49
Principal Window	Jul15-Jun35	Oct05-Jun35	Oct05-Jun35	Oct05-Apr13	Oct05-Apr10

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G4BBG - Dec - 4B1

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	100	100	100	100
25-Sep-07	100	100	100	100	100
25-Sep-08	100	100	100	100	100
25-Sep-09	100	100	100	100	100
25-Sep-10	100	100	100	100	73
25-Sep-11	100	96	92	88	38
25-Sep-12	100	91	83	73	20
25-Sep-13	100	85	70	52	10
25-Sep-14	100	77	56	33	5
25-Sep-15	100	67	43	21	3
25-Sep-16	99	58	32	13	1
25-Sep-17	97	51	24	8	1
25-Sep-18	96	44	18	5	*
25-Sep-19	95	38	14	3	*
25-Sep-20	93	33	10	2	*
25-Sep-21	92	29	8	1	*
25-Sep-22	90	25	6	1	*
25-Sep-23	88	21	4	1	*
25-Sep-24	87	18	3	*	*
25-Sep-25	85	16	2	*	*
25-Sep-26	82	14	2	*	*
25-Sep-27	80	12	1	*	*
25-Sep-28	78	10	1	*	*
25-Sep-29	75	8	1	*	*
25-Sep-30	72	7	1	*	*
25-Sep-31	69	6	*	*	*
25-Sep-32	66	5	*	*	*
25-Sep-33	63	4	*	*	*
25-Sep-34	59	4	*	*	*
25-Sep-35	0	0	0	0	0

WAL	26.3	13.72	10.22	8.54	6.08
Principal Window	Jul15-Jun35	Oct10-Jun35	Oct10-Jun35	Oct10-Jun35	Apr10-Jun35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-9G4BBG - Dec - COLLAT

Date	1	2	3	4	5
30-Sep-05	100	100	100	100	100
25-Sep-06	100	90	80	70	60
25-Sep-07	100	79	61	45	31
25-Sep-08	100	70	46	29	16
25-Sep-09	100	61	35	18	8
25-Sep-10	100	54	27	12	4
25-Sep-11	100	48	20	8	2
25-Sep-12	100	42	15	5	1
25-Sep-13	100	37	12	3	1
25-Sep-14	100	32	9	2	*
25-Sep-15	100	28	7	1	*
25-Sep-16	99	25	5	1	*
25-Sep-17	97	22	4	1	*
25-Sep-18	96	19	3	*	*
25-Sep-19	95	16	2	*	*
25-Sep-20	93	14	2	*	*
25-Sep-21	92	12	1	*	*
25-Sep-22	90	11	1	*	*
25-Sep-23	88	9	1	*	*
25-Sep-24	87	8	*	*	*
25-Sep-25	85	7	*	*	*
25-Sep-26	82	6	*	*	*
25-Sep-27	80	5	*	*	*
25-Sep-28	78	4	*	*	*
25-Sep-29	75	4	*	*	*
25-Sep-30	72	3	*	*	*
25-Sep-31	69	3	*	*	*
25-Sep-32	66	2	*	*	*
25-Sep-33	63	2	*	*	*
25-Sep-34	59	1	*	*	*
25-Sep-35	0	0	0	0	0

WAL	26.3	7.66	3.85	2.47	1.76
Principal Window	Jul15-Jun35	Oct05-Jun35	Oct05-Jun35	Oct05-Jun35	Oct05-Jun35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.